United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

December 2, 2016 (November 28, 2016)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with Overseas Shipholding Group, Inc.

Effective as of 5:00 p.m., New York time, on November 30, 2016 (the “Distribution Date”), Overseas Shipholding Group, Inc. (“OSG”) completed the previously announced spin-off (the “Spin-Off” or the “Distribution”) of its wholly-owned subsidiary, International Seaways, Inc. (the “Company” or “INSW”). On the Distribution Date, OSG distributed all of the outstanding shares of INSW’s common stock, no par value (“INSW common stock”), on a pro rata basis, to holders of OSG’s Class A common stock (“OSG common stock”) and Class A warrants (“OSG warrants”) of record as of 5:00 p.m., New York time, on November 18, 2016 (the “Record Date”). On the Distribution Date, each holder of OSG common stock received 0.3333 shares of INSW common stock for every share of OSG common stock held on the Record Date. Each holder of OSG warrants received 0.3333 shares of INSW common stock for every one share of OSG common stock they would have received if they exercised their warrants immediately prior to the Distribution (or 0.063327 shares of INSW common stock per warrant). Holders of OSG common stock and OSG warrants received cash in lieu of fractional shares of INSW common stock.

In connection with the Distribution, INSW entered into a Separation and Distribution Agreement with OSG, dated as of November 30, 2016. In addition to the Separation and Distribution Agreement, INSW and OSG entered into certain ancillary agreements, including a Transition Services Agreement and an Employee Matters Agreement, each dated as of November 30, 2016. These agreements govern the relationship between INSW and OSG following the Spin-Off and provide for the allocation of various assets, liabilities, rights and obligations. These agreements also include arrangements for transition services to be provided by OSG to INSW and by INSW to OSG.

A summary of the material terms of each of the foregoing agreements can be found in the Company’s Information Statement, dated November 10, 2016 (the “Information Statement”), which is included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Transactions with Related Persons, Affiliates and Affiliated Entities—Agreements with OSG.” This summary is incorporated by reference into this Item 1.01. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement and the Employee Matters Agreement, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Distribution, INSW entered into a registration rights agreement, dated as of November 30, 2016 (the “Registration Rights Agreement”), with certain stockholders affiliated with Cyrus Capital Partners, L.P. and Paulson & Co. Inc. Pursuant to the Registration Rights Agreement, we will be required to register, on a registration statement filed with the Securities and Exchange Commission (the “SEC”) the resale of certain shares of INSW common stock for the benefit of the stockholders party thereto and potentially certain other stockholders. Under the terms of the Registration Rights Agreement, the stockholders party thereto are provided with certain demand registration rights subject to certain conditions and limitations. At any time and from time to time after a shelf registration statement has been declared effective by the SEC, any one or more of the stockholders party thereto may request to sell all or any portion of their Registrable Securities (as defined in the Registration Rights Agreement) in an underwritten offering, provided that the total offering price of the securities to be offered in such offering is reasonably expected to exceed, in the aggregate (i) in the case of a demand by at least one selling securityholder party to the Registration Rights Agreement that is an “affiliate” (within the meaning of Rule 405 under the Securities Act of 1933, as amended), $25.0 million or (ii) in all other cases, $75.0 million.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Amendment to INSW Credit Agreement

On November 30, 2016, INSW and certain of its subsidiaries entered into a fourth amendment (the “Fourth INSW Credit Agreement Amendment”) to the secured term loan and revolver facilities, dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015, that certain Second Amendment, dated as of July 18, 2016 and that certain Third Amendment, dated as of September 20, 2016 (as amended, the “INSW Facilities”), among OSG, INSW, OIN Delaware LLC (the sole member of which is INSW), certain INSW subsidiaries, Jefferies Finance LLC, as administrative agent, and other lenders party thereto, both secured by a first lien on substantially all of the International Flag assets of INSW and its subsidiaries.

The Company entered into the Fourth Credit Agreement Amendment primarily to reflect the Spin-Off of INSW from OSG. The Fourth INSW Credit Agreement Amendment, among other things, (i) removed OSG as a guarantor of the facility; (ii) replaced restrictions on the movement of funds to OSG with limitations on the use of the Available Amount to pay dividends to shareholders and (iii) added or modified certain definitions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth INSW Credit Agreement Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

INSW has an interest in a joint venture that converted two ULCCs to Floating Storage and Offloading Service vessels (the “FSO joint ventures”). Currently, the FSO joint venture is party to a number of contracts to which OSG serves as guarantor: (a) the FSO joint venture is the borrower pursuant to a loan agreement, as amended and restated, with OSG and Euronav, each as guarantors, certain other parties thereto and ING Bank N.V. as agent and security trustee (the “Loan Agreement”); (b) the FSO joint venture is an obligor pursuant to a guarantee facility agreement, by and among, the FSO joint venture, those banks and financial institutions listed therein, Nordea Bank Finland PLC, as issuing bank, Nordea Bank Norge ASA as agent and ING Bank N.V. as Security Trustee (the “Guarantee Facility”); and (c) the FSO joint venture is party to two service contracts with Maersk Oil Qatar AS (the “MOQ Service Contracts”).

In connection with the Distribution, INSW became of a guarantor of the obligations of the FSO joint venture pursuant to the Loan Agreement and the Guarantee Facility (together, the “ING and Nordea Guarantees”) and the obligations of the FSO joint venture pursuant to the MOQ Service Contracts (the “MOQ Guarantee”, together with the ING and Nordea Guarantees, the “INSW FSO Guarantees”). OSG will continue to guarantee the obligations of the FSO joint venture pursuant to the Loan Agreement and the Guarantee Facility (together, the “OSG FSO Guarantees”).

INSW agreed that in connection with the spin-off, it will guarantee certain arrangements, including certain agreements in favor of (a) Qatar Liquefied Gas Company Limited (2) (“LNG Charterer”) and relating to certain LNG Tanker Time Charter Party Agreements with the LNG Charterer and each of Overseas LNG H1 Corporation, Overseas LNG H2 Corporation, Overseas LNG S1 Corporation and Overseas LNG S2 Corporation (such agreements, the “LNG Charter Party Agreements”, and such guarantees, collectively, the “LNG Performance Guarantees”) and (b) the named charter party and relating to certain Charter Party Agreements, dated March 1, 2013 with each of Sifnos Tanker Corporation, Kimolos Tanker Corporation and Serifos Tanker Corporation (such agreements, the “Bareboat Charter Agreements” and such guarantees, the “Bareboat Charter Guarantees”). OSG will continue to provide a guarantee in favor of the LNG Charterer relating to the LNG Charter Party Agreements (such guarantees, the “OSG LNG Performance Guarantees” and collectively, with the OSG FSO Guarantees the “Continuing OSG Guarantees”).

Under the terms of the Separation and Distribution Agreement, INSW will pay a $125,000 fee per year to OSG in connection with the Continuing OSG Guarantees, which is subject to escalation after 2017 and will be terminated if OSG ceases to provide the OSG LNG Performance Guarantees. Additionally, INSW will indemnify OSG for liabilities arising from the Continuing OSG Guarantees pursuant to the terms of the Separation and Distribution Agreement. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Separation and Distribution Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 as if fully set forth herein.

Item 5.01	Changes in Control of Registrant.

Immediately prior to the Distribution, the Company was a wholly-owned subsidiary of OSG. Effective as of the Distribution Date, all of the outstanding shares of INSW common stock were distributed, on a pro rata basis, to OSG’s stockholders and warrantholders of record as of the Record Date. On the Distribution Date, each holder of OSG common stock received 0.3333 shares of INSW common stock for every share of OSG common stock held on the Record Date. Each holder of OSG warrants received 0.3333 shares of INSW common stock for every one share of OSG common stock they would have received if they exercised their warrants immediately prior to the Distribution, without giving effect to the exercise price (or 0.063327 INSW shares per warrant). Holders of OSG common stock and warrants received cash in lieu of fractional shares of INSW common stock.

Upon the completion of the Spin-Off, INSW became an independent company. Its shares are listed on the New York Stock Exchange and began “regular-way” trading on December 1, 2016 under the symbol “INSW.” The description of the Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 as if fully set forth herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On November 30, 2016, in connection with the Spin-Off, Rick F. Oricchio and Lois K. Zabrocky resigned as members of the Company’s board of directors (the “Board”). Ian T. Blackley and Gregory A. Wright had previously been appointed as directors of INSW and will continue to serve as such following the Spin-Off.

On November 30, 2016, in connection with the Spin-Off, Timothy J. Bernlohr, Randee E. Day, Joseph I. Kronsberg, Ronald Steger, Chad L. Valerio, Ty E. Wallach and Douglas D. Wheat were appointed to the Board.

On November 30, 2016, in connection with the Spin-Off, Mr. Wheat was appointed Nonexecutive Chairman of the Board, and certain of the newly appointed directors joined the standing committees of the Board. Effective as of November 30, 2016, the Board has three standing committees: an Audit Committee, a Human Resources and Compensation Committee and a Corporate Governance and Risk Assessment Committee. The current members of the Board and each of the standing committees are listed in the table below:

Director	Audit Committee	Human Resources and Compensation Committee	Corporate Governance and Risk Assessment Committee
Timothy J. Bernlohr	–	Chair	X
Ian T. Blackley	–	–	–
Randee E. Day	X	X	–
Joseph I. Kronsberg	–	–	–
Ronald Steger	X	–	Chair
Chad L. Valerio	–	–	–
Ty E. Wallach	–	X	–
Douglas D. Wheat	–	–	–
Gregory A. Wright	Chair	–	X

Biographical information on each of the Company’s directors can be found in the Information Statement under the section entitled “Management—Our Directors Following the Distribution,” which is incorporated by reference into this Item 5.02.

Resignation and Appointment of Officers

On November 28, 2016, in connection with the Spin-Off, Ian T. Blackley ceased to serve as Chief Financial Officer of the Company.

On November 28, 2016, in connection with the Spin-Off, the Company appointed Jeffrey Pribor as Chief Financial Officer.

On November 30, 2016, in connection with the Spin-Off, Ian T. Blackley ceased to serve as Senior Vice President, Rick F. Oricchio ceased to serve as Senior Vice President and Comptroller and Geoffrey L. Carpenter ceased to serve as Treasurer of INSW.

On November 30, 2016, in connection with the Spin-Off, the Company appointed Lois K. Zabrocky as President and Chief Executive Officer, Jeffrey Pribor as Senior Vice President and Treasurer, James D. Small III as Chief Administrative Officer, Senior Vice President, Secretary and General Counsel and Adewale O. Oshodi as Controller.

Biographical information on each of the Company’s officers can be found in the Information Statement under the section entitled “Management—Our Executive Officers Following the Distribution,” which is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Distribution, on November 30, 2016, INSW amended and restated its Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) and its By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated Articles of Incorporation increased the number of authorized shares of INSW common stock and effected a forward stock split on the issued and outstanding shares of INSW common stock (the “Stock Split”) in order to facilitate the distribution of such shares to holders of OSG common stock and warrants. Following the Distribution, INSW’s authorized capital stock consisted of 100,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock. Following the Distribution there are 29,157,387 issued and outstanding shares of INSW common stock.

A description of the material provisions of each of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws can be found in the Information Statement under the section entitled “Description of Our Capital Stock.” This description is incorporated by reference into this Item 5.03. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted a Code of Business Conduct and Ethics, a copy of which is available under the Investor Relations section of the Company’s website at www.intlseas.com. Information contained on the Company’s website or that can be accessed through the Company’s website is not incorporated into and does not constitute a part of this Current Report on Form 8-K. The Company has included its website address only as an inactive textual reference and does not intend it to be an active link to the Company’s website.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 28, 2016, OSG, as the sole stockholder of INSW, acting by written consent in lieu of a meeting of stockholders, approved and adopted (a) the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws, (b) the increase in authorized shares, (c) the Stock Split, (d) the expansion of the Board from three to nine members and (e) the election and removal of the individuals listed under Item 5.02 above as directors of INSW.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 30, 2016, by and between Overseas Shipholding Group, Inc. and International Seaways, Inc.*
3.1	Amended and Restated Articles of Incorporation of International Seaways, Inc.
3.2	Amended and Restated By-Laws of International Seaways, Inc.
4.1	Registration Rights Agreement, dated as of November 30, 2016, between International Seaways, Inc. and certain stockholders party thereto.
10.1	Transition Services Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.2	Employee Matters Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.3	Fourth Amendment, dated as of November 30, 2016, to Credit Agreement dated as of August 5, 2014, among International Seaways, Inc. (formerly OSG International, Inc.), Overseas Shipholding Group, Inc., OIN Delaware LLC, certain subsidiaries of International Seaways, Inc. (formerly OSG International, Inc.) as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.
99.1	Information Statement of International Seaways, Inc., dated November 10, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: December 2, 2016	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 30, 2016, by and between Overseas Shipholding Group, Inc. and International Seaways, Inc.*
3.1	Amended and Restated Articles of Incorporation of International Seaways, Inc.
3.2	Amended and Restated By-Laws of International Seaways, Inc.
4.1	Registration Rights Agreement, dated as of November 30, 2016, between International Seaways, Inc. and certain stockholders party thereto.
10.1	Transition Services Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.2	Employee Matters Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.3	Fourth Amendment, dated as of November 30, 2016, to Credit Agreement dated as of August 5, 2014, among International Seaways, Inc. (formerly OSG International, Inc.), Overseas Shipholding Group, Inc., OIN Delaware LLC, certain subsidiaries of International Seaways, Inc. (formerly OSG International, Inc.) as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.
99.1	Information Statement of International Seaways, Inc., dated November 10, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.